Cellceutix Corporation

2009 Stock Option Plan

      INTRODUCTION

            Cellceutix Corporation, a Nevada corporation (hereinafter referred to as the “Corporation”), hereby establishes an incentive compensation plan to be known as the “Cellceutix Corporation 2009 Stock Option Plan” (hereinafter referred to as the “Plan”), as set forth in this document.  The Plan permits the grant of both ISOs, intended to qualify under section 422 of the Code, and Non-Qualified Stock Options.

            The Plan became effective on April 6, 2009.

             The Plan was established by a resolution of the Board of Directors of the Corporation dated April 6, 2009.  The purpose of the Plan is to offer directors, officers and selected key employees, advisors and consultants an opportunity to acquire a proprietary interest in the success of the Company to receive compensation, or to increase such interest, by purchasing Shares of the Company’s common stock.

      The Plan is intended to comply in all respects with Rule 16.3 (or its successor) under the Exchange Act and shall be construed accordingly.

 DEFINITIONS

            For purposes of this Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

A.	“Award Agreement” shall mean the written agreement, executed by an appropriate officer of the Corporation, pursuant to which a Plan Award is granted.

B.	“Board of Directors” shall mean the Board of Directors of the Corporation.

C.	“Code” shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

D.	“Committee” shall mean the Board of Directors of the Corporation or any committee of two or more persons designated by the Board of Directors to serve as the Committee.

E.	“Common Stock” shall mean the common stock, par value $0.001 per share, of the Corporation.

            (f) “Consultant” shall mean an individual who is in a Consulting Relationship with the Corporation or any Parent or Subsidiary. Consultant is understood to include persons acting as scientific advisors to the Corporation.

            (g) “Consulting Relationship” shall mean the relationship that exists between an individual and the Corporation (or any Parent or Subsidiary) if (i) such individual or (ii) any entity of which such individual is an executive officer or owns a substantial equity interest has entered into a written consulting contract with the Corporation or any Parent or Subsidiary.

            (h) “Corporation” shall mean Cellceutix Corporation., a Nevada corporation.

            (i) “Disability” shall have the same meaning as the term “permanent and total disability” under Section 22(e)(3) of the Code.

            (j) “Employee” shall mean a common-law employee of the Corporation or of any Parent or Subsidiary.

            (k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

            (l) “Fair Market Value” of the Corporation’s Common Stock shall mean the average closing bid price of the common stock on its primary exchange for the fifteen successive trading days immediately prior to the date of issue.  In the event the Corporation’s Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

            (m) “Good Cause” shall have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement between the Participant and the Corporation or Parent or Subsidiary or, in the absence of any such agreement, such term shall mean (i) the Participant’s willful or gross misconduct or willful or gross negligence in the performance of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Participant of such notice, (ii) the Participant’s intentional or habitual neglect of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such neglect, (iii) the Participant’s theft or misappropriation of funds of the Corporation or of any Parent or Subsidiary, fraud, criminal misconduct, breach of fiduciary duty or dishonesty in the performance of his duties on behalf of the Corporation or any Parent or Subsidiary or commission of a felony, or crime of moral turpitude or any other conduct reflecting adversely upon the Corporation or any Parent or Subsidiary, (iv) the Participant’s violation of any covenant not to compete or not to disclose confidential information with respect to the Corporation or (v) the direct or indirect breach by the Participant of the terms of a related consulting contract with the Corporation or any Parent or Subsidiary.

            (n) “Good Reason” shall have the meaning set forth in any employment contract between the  Employee and the Corporation (or any Parent or Subsidiary) of such term (or of Constructive Termination, Constructive Discharge or similar term) or, in the event there is no such contract (or no such term set forth in any such contract), the definition (if any) set forth in the appropriate Plan Award.

            (o)  “ISO” shall mean an employee incentive stock option described in section 422(b) of the Code.  “Non-Qualified Option” shall mean a stock option which does not satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.

            (p) “Option” shall mean an ISO or a Non-Qualified Option granted pursuant to the provisions of Section VI hereof.

            (q) “Optionee”  shall mean a Participant who is granted an Option under the terms of this Plan.

            (r) “Parent” shall mean a corporation which directly or indirectly owns more than fifty percent (50%) of the Corporation’s outstanding Common Stock.

            (s) “Participant” shall mean any Employee or other person participating under the Plan.

            (t) “Plan Award” shall mean an Option granted pursuant to the terms of this Plan.

            (u) “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

            (v) “Subsidiary” shall mean a corporation of which more than fifty percent (50%) of its outstanding voting common stock is directly or indirectly owned by the Corporation.

            (w) “Termination of Consulting Relationship” shall mean the cessation, abridgment or termination of a Consultant’s Consulting Relationship with the Corporation or any Parent or Subsidiary as a result of (i) the Consultant’s death or Disability, (ii) the cancellation, annulment, expiration, termination or breach of the written consulting contract between the Corporation (or any Parent or Subsidiary) and the Consultant (or any other entity) giving rise to the Consulting Relationship or (iii) if the written consulting contract is not directly between the Corporation (or any Parent or Subsidiary) and the Consultant, the Consultant’s termination of service with, or sale of all or substantially all of his equity interest in, the entity which has entered into the written consulting contract with the Corporation, Parent or Subsidiary.

II.

      ADMINISTRATION

            The Plan shall be administered by the Committee, which shall be composed of the entire Board of Directors or of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) promulgated under the Exchange Act.  Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of awards which, in its sole opinion, may be advisable in the administration of the Plan.  A majority of the Committee shall constitute a quorum, and, subject to the provisions of Section V of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members of the Committee, shall be the acts of the Committee as a whole.

III.

      SHARES AVAILABLE

            Subject to the adjustments provided in Section VII of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan shall be 2,000,000 shares.  Shares of Common Stock underlying awards of securities (derivative or not) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Plan Award to any individual is settled in cash, expires, is terminated unexercised, or is forfeited. Common Stock granted to satisfy Plan Awards under the Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation’s treasury or shares of Common Stock acquired on the open market.

IV.

      ELIGIBILITY

            Officers and key employees of the Corporation, or of any Parent or Subsidiary, who are regularly employed on a salaried basis as common law employees, and Consultants and directors of the Corporation or of any Parent or Subsidiary who are not Employees, shall be eligible to participate in the Plan.  Where appropriate under this Plan, directors who are not Employees shall be referred to as “employees” and their service as directors as “employment”.    In addition, only Employees who are common-law employees of the Company or a Subsidiary shall be eligible for the grant of ISOs.

V.

      AUTHORITY OF COMMITTEE

            The Plan shall be administered by, or under the direction of, the Committee, which shall administer the Plan so as to comply at all times with Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, to the extent such compliance is required, and shall otherwise have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee’s business. All interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive and binding on all interested parties.  Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Plan Awards shall be granted, the times when such Plan Awards shall be granted, the number of Plan Awards, the exercise price of each Plan Award, the period(s) during which a Plan Award shall be exercisable (whether in whole or in part), the restrictions to be applicable to Plan Awards and the other terms and provisions thereof (which need not be identical).  In addition, the authority of the Committee shall include, without limitation, the following:

A.
 Financing.  The arrangement of temporary financing for an Optionee by registered broker-dealers, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting an Optionee in the exercise of an Option, such authority to include the payment by the Corporation of the commissions of the broker-dealer;

B.
 Procedures for Exercise of Option.  The establishment of procedures for an Optionee (i) to exercise an Option by payment of cash, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares of Common Stock to be acquired, (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares and (iv) to engage in any form of “cashless” exercise. The Committee may, in its sole discretion, require that an exercise described under any one or more or the methods described under clauses (ii), (iii) or (iv) of the immediately preceding sentence (to the extent such exercise is, or is deemed to constitute, an exercise effected by the tendering of Common Stock) be consummated with Common Stock (i) held by the Optionee for at least six (6) months or (ii) acquired by the Optionee other than under this Plan or a similar program.

C.
 Withholding.  The establishment of a procedure whereby a number of shares of Common Stock may be withheld from the total number of shares of Common Stock to be issued upon exercise of an Option or for the tender of shares of Common Stock owned by any Participant to meet any obligation of withholding for taxes incurred by the Participant upon such exercise. The Committee may, in its sole discretion, require that if any such withholding is effected by the tendering of Common Stock, such withholding shall be consummated with Common Stock (i) held by the Optionee for at least six (6) months or (ii) acquired by the Optionee other than under this Plan or a similar program.

VI.

      STOCK OPTIONS

            The Committee shall have the authority, in its discretion, to grant Non-Qualified Stock Options. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under the Plan shall be subject to the following:

A.
 Exercise Price.  The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine.  The exercise price will be subject to adjustment in accordance with the provisions of Section VII of the Plan.  Unless specifically changed by the Committee with respect to a specific grant of options, the exercise price will be set at the Fair Market Value.

B.
 Payment of Exercise Price.  The exercise price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised.  Such price shall be payable in cash or pursuant to any of the other methods set forth in Sections V(a) or (b) hereof, as determined by the Committee.  Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

C.
 Exercisability of Options.  Except as provided in Section VI(e) hereof, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Options.  The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

D.
 Exercise Upon Optionee’s Termination of Employment or Termination of Consulting Relationship. For purposes of determining whether any Optionee has incurred a termination of employment (or a Termination of Consulting Relationship), an Optionee who is both an employee (or a Consultant) and a director of the Corporation and/or any Parent or Subsidiary shall be considered to have incurred a termination of employment (or a Termination of Consulting Relationship) only upon his termination of service both as an employee (or as a Consultant) and as a director. Furthermore, (i) if an Optionee’s employment (or Consulting Relationship) is terminated by the Corporation or by any Parent or Subsidiary for Good Cause or (ii) if an Optionee voluntarily terminates his employment other than for Good Reason or Disability or without the written consent of the Committee (or incurs a voluntary Termination of Consulting Relationship other than for Disability), regardless of whether such Optionee continues to serve as a director of the Corporation or of any Parent or Subsidiary, then the Optionee shall, at the time of such termination of employment (or Termination of Consulting Relationship), forfeit his rights to exercise any and all of the outstanding Option(s) theretofore granted to him.

E.
 Dividend Equivalents for Outstanding Options.  The Committee may, in its sole discretion, provide that amounts equivalent to dividends shall be payable with respect to one or more shares of Common Stock subject to vested but unexercised Option(s) granted to a Participant. Subject to the terms contained in the appropriate Plan Award, dividend equivalents related to a Participant’s Options(s) shall be credited to a suspense account (and remain the property of the Corporation) at such times (and in such amounts) as are dividends payable to the then shareholders of record of the Corporation’s Common Stock. Dividend equivalents shall be payable to the Participant in cash or in Common Stock, as set forth under the terms of the Plan Award, if and at such time as the related Option(s) are exercised.

F.
Award Agreement.  Each grant of options shall specify that the Participant will enter into an Award Agreement with the Corporation, as set forth in Attachment 1.  The Award Agreement shall also specify whether the Option is an ISO or a Non-Qualified Option.

VII.

      ADJUSTMENT OF SHARES; MERGER OR

      CONSOLIDATION, ETC. OF THE CORPORATION

A.
 Recapitalization, Etc.  In the event there is any change in the outstanding Common Stock of the Corporation by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted.

            (b) Merger, Consolidation or Change in Control of Corporation.  Upon (i) the merger or consolidation of the Corporation with or into another corporation (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation’s then outstanding securities), if the agreement of merger or consolidation does not provide for (1) the continuance of the Options granted hereunder or (2) the substitution of new options for Options granted hereunder, or for the assumption of such Options by the surviving corporation, (ii) the dissolution, liquidation, or sale of all or substantially all the assets of the Corporation to a person unrelated to the Corporation or to a direct or indirect owner of a majority of the voting power of the Corporation’s then outstanding voting securities (such sale of assets being referred to as an “Asset Sale”) or (iii) the Change in Control of the Corporation, then, subject to the determination of the Board of Directors, the holder of any such Option theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation to exercise such Option(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s); provided that all conditions precedent to the exercise of such Option(s), other than the passage of time, have occurred.  The Corporation, to the extent practicable, shall give advance notice to affected Optionees of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation. Unless otherwise provided in the subject Award Agreement or merger, consolidation or Asset Sale agreement, all such Options which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or Asset Sale (but not in the case of a Change in Control of the Corporation). In the event the Corporation becomes a subsidiary of another corporation (the “New Parent Corporation”) with respect to which the stockholders of the Corporation (as determined immediately before such transaction) own, immediately after such transaction, a beneficial interest in shares of voting securities of the New Parent Corporation having at least a majority of the combined voting power of such New Parent Corporation’s then outstanding securities, there shall be substituted for Options granted hereunder, options to purchase common stock of the Parent Corporation.

            (c) Definition of Change in Control of the Corporation.  As used herein, a “Change in Control of the Corporation” shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all Affiliates and Associates (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person (but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, (ii) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, (iii) the Corporation or any subsidiary of the Corporation or (iv) only as provided in the immediately following sentence, a Participant together with all Affiliates and Associates of the Participant) who is not a stockholder or an Affiliate or Associate of a stockholder of the Corporation on the date of stockholder approval of the Plan is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s then outstanding securities. The provisions of clause (iv) of the immediately preceding sentence shall apply only with respect to the Option(s) held by the Participant who, together with his Affiliates or Associates, if any, is or becomes the direct or indirect Beneficial Owner of the percentage of securities set forth in such clause.

VIII.

      MISCELLANEOUS PROVISIONS

A.
 Administrative Procedures.  The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. All actions and decisions of the Committee shall be final.

B.
 Assignment or Transfer.  No grant or award of any Plan Award or any rights or interests therein shall be assignable or transferable by a Participant except (i) by will or the laws of descent and distribution, (ii) pursuant to a domestic relations order or (iii) to the Participant’s spouse or children.

C.
 Investment Representation. With respect to shares of Common Stock received pursuant to the exercise of an Option, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act, to deliver such securities in compliance with the provisions of the Securities Act.

D.
 Withholding Taxes. In the case of the issuance or distribution of Common Stock or other securities hereunder upon the exercise of any Plan Award the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant’s salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any federal, state, local or foreign taxes required to be withheld. Each  Participant may satisfy the withholding obligations by paying to the Corporation a cash amount equal to the amount required to be withheld or, subject to the Committee’s consent thereto, by tendering to the Corporation a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available procedure approved by the Committee as described under Section V(c) hereof.

E.	Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any employee receiving a Plan Award.

F.
 Funding of Plan. The Plan shall be unfunded.  The Corporation shall not be required to segregate any of its assets to assure the payment of any Plan Award under the Plan. Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Plan Award, except to the extent expressly provided hereunder.  The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Corporation.

G.	Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

H.
 Plurals and Gender.  Where appearing in this Plan, masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

I.	Headings. The headings and sub-headings in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

J.
 Severability.  In case any provision of this Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid  provisions had never been inserted herein.

K.
 Liability and Indemnification.  (i)  Neither the Corporation nor any Parent or Subsidiary shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in this Plan. Furthermore, neither the Corporation nor any Parent or Subsidiary shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel, provided that the Corporation and/or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

                  (ii) Neither the Corporation, any Parent or Subsidiary, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to this Plan, except as expressly provided herein.

L.
 Incapacity.  If the Committee shall receive evidence satisfactory to it that a person entitled to receive payment of, or exercise, any Plan Award is, at the time when such  benefit becomes payable or exercisable , a minor, or is physically or mentally incompetent to receive such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to (or permit such Plan Award to be exercised by) such other person or institution, including a custodian under a Uniform Gifts to Minors Act, or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the payment or exercise of such Plan Award.

M.
 Cooperation of Parties.  All parties to this Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

N.	Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of Nevada.

O.
 Nonguarantee of Employment or Consulting Relationship.  Nothing contained in this Plan shall be construed as a contract of employment (or as a consulting contract) between the Corporation (or any Parent or Subsidiary), and any employee or Participant, as a right of any employee or Participant to be continued in the employment of (or in a Consulting Relationship with) the Corporation (or any Parent or Subsidiary), or as a limitation on the right of the Corporation or any Parent or Subsidiary to discharge any of its employees (or Consultants), at any time, with or without cause (but subject to the terms of any applicable employment or consulting agreement).

P.
 Notices.  Each notice relating to this Plan shall be in writing and delivered in person, by recognized overnight courier or by certified mail to the proper address. Except as otherwise provided in any Award Agreement with respect to the exercise thereunder, all notices to the Corporation or the Committee shall be addressed to it at 150 Cummings Center, Suite 151-B, Beverly, Massachusetts, xxxxx, Attn: Chief Financial Officer. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee’s records.

Q.
 Written Agreements.  Each Plan Award shall be evidenced by a signed written agreement (the “Award Agreements”) between the Corporation and the Participant containing the terms and conditions of the award.

IX.

      AMENDMENT OR TERMINATION OF PLAN

            The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time; provided, however that except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any Plan Award previously granted under the Plan without the consent of the holder thereof.

X.

      TERM OF PLAN

            The Plan shall automatically terminate on the day immediately preceding the tenth (10th) anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors.  No Plan Awards may be granted under the Plan subsequent to the termination of the Plan.

Attachment 1

  STOCK OPTION AGREEMENT

            AGREEMENT made as of this __ day of ________, 200_ (the “Date of Grant”) between Cellceutix Corporation, a Nevada corporation (hereinafter referred to as the “Company”), and [           ], residing at [                              ] (hereinafter referred to as the “Participant”).

      W I T N E S S E T H:

            WHEREAS, the Company desires, in connection with the employment or engagement of the Participant and in accordance with its 2009 Stock Option Plan (the “Plan”), to provide the Participant with an opportunity to acquire Common Stock, $0.001 par value (hereinafter referred to as “Common Stock”), of the Company on favorable terms and thereby increase his proprietary interest in the continued progress and success of the business of the Company;

            NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the Employee hereby agree as follows:

            1. Confirmation of Grant of Option.  Pursuant to a determination by the Board of Directors of the Company, the Company, subject to the terms of the Plan and this Agreement, hereby grants to the Participant as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, the right to purchase (hereinafter referred to as the “Option”) an aggregate of [NUMBER] shares of Common Stock, subject to adjustment as provided in the Plan (such shares, as adjusted, hereinafter being referred to as the “Shares”).  [ The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).]

            2. Purchase Price.  The purchase price of shares of Common Stock covered by the Option will be [$_____] per share, subject to adjustment as provided in the Plan.

            3. Exercise of Option.  (a) The Option shall be exercisable one year after the Date of Grant, subject to the other terms and conditions hereinafter set forth.

                  (b) The Option may be exercised pursuant to the provisions of this Section 3, by notice and payment to the Company as provided in Sections 9 and 14 hereof.

            4. Term of Option.  The term of the Option shall be a period of [three (3)] years from the date on which the Option becomes exercisable, subject to earlier termination or cancellation as provided in this Agreement. This Option, to the extent unexercised, shall expire on the day immediately prior to the [third (3rd)] anniversary of the Date of Grant. The holder of the Option shall not have any rights to dividends or any other rights of a stockholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued to him (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent of the Company) provided that the date of issuance shall not be earlier than the date this Option is exercised and payment of the full purchase price of the shares of Common Stock (with respect to which this Option is exercised) is made to the Company.

            5. Non-transferability of Option.  The Option shall not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way, and shall not be subject to execution, attachment or other process, except as may be provided in the Plan.  Any assignment, transfer, pledge, hypothecation or other disposition of the Option attempted contrary to the provisions of the Plan, or any levy of execution, attachment or other process attempted upon the Option, will be null and void and without effect.  Any attempt to make any such assignment, transfer, pledge, hypothecation or other disposition of the Option will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the foregoing provisions of this Section 5 will not prejudice any rights or remedies which the Company or any Parent or Subsidiary may have under this Agreement or otherwise.

            6. Exercise Upon Cessation of Employment or Retention.  (a)  If the Participant at any time ceases to be an employee of the Company and of any Parent or Subsidiary (i) by reason of his discharge for Good Cause or (ii) due to his voluntary termination of employment without the written consent of the Committee, the Option shall, at the time of such termination of employment, terminate and the Participant shall forfeit all rights hereunder.  If, however, the Participant for any other reason (other than Disability or death) ceases to be such an employee, the Option may, subject to the provisions of Section 5 hereof, be exercised by the Participant to the same extent the Participant would have been entitled under Section 3 hereof to exercise the Option immediately prior to such cessation of employment, at any time within [____DAYS/MONTHS/YEARS] after such cessation of employment, at the end of which period the Option, to the extent not then exercised, shall terminate and the Participant shall forfeit all rights hereunder, even if the Participant subsequently returns to the employ of the Company or any Parent or Subsidiary.  In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

                  (b) The Option shall not be affected by any change of duties or position of the Participant so long as he continues to be a full-time employee of the Company or of any Parent or Subsidiary thereof.  If the Participant is granted a temporary leave of absence, such leave of absence shall be deemed a continuation of his employment by the Company or of any Parent or Subsidiary thereof for the purposes of this Agreement, but only if and so long as the employing corporation consents thereto.

                    (c) In the case of a Participant who is a consultant, if the Participant at any time ceases to be retained by the Company and of any Parent or Subsidiary (i) by reason of the termination of his consulting agreement  for Good Cause or (ii) due to his voluntary termination of his consulting agreement prior to the completion of the work thereunder, the Option shall, at the time of such termination of employment, terminate and the Participant shall forfeit all rights hereunder.  If, however, the Participant for any other reason (other than Disability or death) ceases to be retained as a consultant, the Option may, subject to the provisions of Section 5 hereof, be exercised by the Participant to the same extent the Participant would have been entitled under Section 3 hereof to exercise the Option immediately prior to such cessation of employment, at any time within [____DAYS/MONTHS/YEARS] after such cessation of employment, at the end of which period the Option, to the extent not then exercised, shall terminate and the Participant shall forfeit all rights hereunder, even if the Participant subsequently returns to the employ of the Company or any Parent or Subsidiary.  In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

.

            7. Exercise Upon Death or Disability.  (a)  If the Participant dies while he is employed or retained by the Company or by any Parent or Subsidiary, (and on or after the first date upon which he would have been entitled to exercise the Option under the provisions of Section 3 hereof), the Option may, subject to the provisions of Section 5 hereof, be exercised with respect to all or any part of the shares of Common Stock as to which the deceased Participant had not exercised the Option at the time of his death (regardless of whether the Option was fully exercisable at such time) (to the same extent the Participant would have been entitled under Section 3 hereof to exercise the Option immediately prior to his death), by the estate of the Participant (or by the person or persons who acquire the right to exercise the Option by written designation of the Participant) at any time within [____DAYS/MONTHS/YEARS] after the death of the Participant, at the end of which period the Option, to the extent not then exercised, shall terminate and the estate or other beneficiaries shall forfeit all rights hereunder.  In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

                  (b) In the event that the employment or retention of the Participant by the Company and any Parent or Subsidiary is terminated by reason of the Disability of the Participant, (and on or after the first date upon which he would have been entitled to exercise the Option under the provisions of section 3 hereof), the Option may, subject to the provisions of Section 5 hereof, be exercised with respect to all or any part of the shares of Common Stock as to which he had not exercised the Option at the time of his Disability or Retirement (regardless of whether the Option was fully exercisable at such time) (to the same extent the Participant would have been entitled under Section 3 hereof to exercise the Option immediately prior to his employment or retention termination due to disability) by the Participant within the period ending [____DAYS/MONTHS/YEARS] after the date of such termination of employment or retention, at the end of which period the Option, to the extent not then exercised, shall terminate and the Participant shall forfeit all rights hereunder even if the Participant subsequently returns to the employ of the Company or any Parent or Subsidiary.  In no event, however, may the Option be exercised after the expiration of the term provided in Section 4 hereof.

            [8. Registration.  At the time of issuance, the shares of Common Stock subject hereto and issuable upon the exercise hereof may not be registered under the Securities Act of 1933, as amended, and, if required upon the request of counsel to the Company, the Participant will give a representation as to his investment intent with respect to such shares prior to their issuance as set forth in Section 9 hereof. The Company may register or qualify the shares covered by the Option for sale pursuant to the Securities Act of 1933, as amended, at any time prior to or after the exercise in whole or in part of the Option.]

            9. Method of Exercise of Option.  (a)  Subject to the terms and conditions of this Agreement, the Option shall be exercisable by notice in the manner set forth in Exhibit A hereto (the “Notice”) and provision for payment to the Company in accordance with the procedure prescribed herein.  Each such Notice shall:

            (i) state the election to exercise the Option and the number of Shares with respect to which it is being exercised;

            (ii) contain a representation and agreement as to investment intent, if required by counsel to the Company with respect to such Shares, in a form satisfactory to counsel to the Company;

            (iii) be signed by the Participant or the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Participant, be accompanied by proof, satisfactory to counsel to the Company, of the right of such other person or persons to exercise the Option;

            (iv)  include payment of the full purchase price for the shares of Common Stock to be purchased pursuant to such exercise of the Option; and

            (v) be received by the Company on or before the date of the expiration of this Option.  In the event the date of expiration of this Option falls on a day which is not a regular business day at the Company’s executive office in Beverly, Massachusetts, then such written Notice must be received at such office on or before the last regular business day prior to such date of expiration.

                  (b) Payment of the purchase price of any shares of Common Stock, in respect of which the Option shall be exercised, shall be made by the Participant or such person or persons at the place specified by the Company on the date the Notice is received by the Company (i) by delivering to the Company a certified or bank cashier’s check payable to the order of the Company, (ii) if consented to by the Company in writing, by delivering to the Company properly endorsed certificates of shares of Common Stock (or certificates accompanied by an appropriate stock power) with signature guaranties by a bank or trust company, (iii) by having withheld from the total number of shares of Common Stock to be acquired upon the exercise of this Option a specified number of such shares of Common Stock, (iv) by any form of “cashless” exercise or (v) by any combination of the foregoing.  [For purposes of the immediately preceding sentence, an exercise effected by the tender of Common Stock (or deemed to be effected by the tender of Common Stock) may be consummated only with Common Stock (i) held by the Participant for six (6) months or (ii) acquired by the Participant other than under the Plan (or a similar plan maintained by the Company).]

                  (c) The Option shall be deemed to have been exercised with respect to any particular shares of Common Stock if, and only if, the preceding provisions of this Section 9 and the provisions of Section 10 hereof shall have been complied with, in which event the Option shall be deemed to have been exercised on the date the Notice and related payment were received by the Company.  Anything in this Agreement to the contrary notwithstanding, any Notice given pursuant to the provisions of this Section 9 shall be void and of no effect if all of the preceding provisions of this Section 9 and the provisions of Section 10 shall not have been complied with.

                  (d) The certificate or certificates for shares of Common Stock as to which the Option shall be exercised will be registered in the name of the Participant (or in the name of the Participant's estate or other beneficiary if the Option is exercised after the Participant's death), or if the Option is exercised by the Participant and if the Participant so requests in the notice exercising the Option, will be registered in the name of the Participant and another person jointly, with right of survivorship and will be delivered as soon as practical after the date the Notice is received by the Company (accompanied by full payment of the exercise price), but only upon compliance with all of the provisions of this Agreement.

                  (e) If the Participant fails to accept delivery of and pay for all or any part of the number of Shares specified in such Notice, his right to exercise the Option with respect to such undelivered Shares may be terminated in the sole discretion of the Committee.  The Option may be exercised only with respect to full Shares.

                  (f) The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock purchased upon the exercise of any part of the Option prior to the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of shares thereupon.  Such payment shall be made by the Employee in cash or, with the written consent of the Company, by tendering to the Company shares of Common Stock equal in value to the amount of the required withholding.  In the alternative, the Company may, at its option, satisfy such withholding requirements by withholding from the shares of Common Stock to be delivered to the Participant pursuant to an exercise of the Option a number of shares of Common Stock equal in value to the amount of the required withholding.

            10. Approval of Counsel.  The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Company’s counsel of all legal matters in connection therewith, including, but not limited to, compliance with the requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and the requirements of any stock exchange or automated trading medium upon which the Common Stock may then be listed or traded.

            11. Resale of Common Stock.  (a)  If so requested by the Company, upon any sale or transfer of the Common Stock purchased upon exercise of the Option, the Participant shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that either (i) the Common Stock to be sold or transferred has been registered under the Securities Act of 1933, as amended, and that there is in effect a current prospectus meeting the requirements of Section 10(a) of said Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Common Stock to be sold or transferred, or (ii) such Common Stock may then be sold without violating Section 5 of said Act.

                  (b) The Common Stock issued upon exercise of the Option shall bear the following (or similar) legend if required by counsel for the Company:

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

            12. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirements of this Agreement.

            13. Limitation of Action.  The Participant and the Company each acknowledges that every right of action accruing to him or it, as the case may be, and arising out of or in connection with this Agreement against the Company or a Parent or Subsidiary, on the one hand, or against the Participant, on the other hand, shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

            14. Notices.  Each notice relating to this Agreement shall be in writing and delivered in person, by recognized overnight carrier or by certified mail to the proper address.  All notices to the Company or the Committee shall be addressed to them at 150 Cummings Center, Suite 151-B, Beverly, Massachusetts, xxxxx, Attn:  Chief Financial Officer.  All notices to the Participant shall be addressed to the Participant or such other person or persons at the Participant's address above specified.  Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

            15. Benefits of Agreement.  This Agreement shall inure to the benefit of the Company, the Participant and their respective heirs, executors, administrators, personal representatives, successors and assigns.

            16. Severability.  In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

            17. Governing Law.  This Agreement will be construed and governed in accordance with the laws of the State of Nevada.

            18. Employment.  Nothing contained in this Agreement shall be construed as (a) a contract of employment between the Participant and the Company or any Parent or Subsidiary, (b) as a right of the Participant to be continued in the employ or retention of the Company or of any Parent or Subsidiary, or (c) as a limitation of the right of the Company or of any Parent or Subsidiary to discharge the Participant at any time, with or without cause (subject to any applicable employment agreement).

            19. Definitions.  Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

            20. Incorporation of Terms of Plan.  This Agreement shall be interpreted under, and subject to, all of the terms and provisions of the Plan, which are incorporated herein by reference.

            21. Conflicts. In the event of a conflict, the terms of the employment agreement or consulting agreement with the Participant will control over the terms of this agreement.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the Date of Grant set forth above.

                                          [                            ]

                                          By:________________________________

                                             Name:

                                             Title:

                                          ___________________________________

                                          [Name of Participant]

                                          ___________________________________

                                          Social Security Number

ATTEST:

_________________________

NON-QUALIFIED STOCK OPTION EXERCISE FORM

                                                            [DATE]

Cellceutix Corporation

150 Cummings Center, Suite 151-B

Beverly, MA xxxxx

Attention:  Chief Financial Officer

Dear Sirs:

            Pursuant to the provisions of the Non-Qualified Stock Option Agreement dated [_________] (the “Agreement”), whereby you have granted to me a Non-Qualified Option (the “Option”) to purchase up to [______] shares of the Common Stock of [___________] (the “Company”) subject to the terms of the Agreement, I hereby notify you that I elect to exercise my option to purchase [______] of the shares of Common Stock covered by such Option at the [$______] per share price specified therein.  In full payment of the price for the shares being purchased hereby, I am delivering to you herewith (i) certified or bank cashier’s check payable to the order of the Company in the amount of $____________ $____________ of this amount is the purchase price of the shares, and the balance represents payment of withholding taxes as follows:  Federal $______, State $______ and Local $______, or (ii) a certificate or certificates for [______] shares of Common Stock of the Company, and which have a fair market value as of the date hereof of $___________, [and a certified or bank cashier’s check, payable to the order of the Company, in the amount of $________________],1 or (iii) a certificate or certificates for [        ] shares of Common Stock of the Company, and which have a fair market value as of the date hereof of $______ [and a certified or bank cashier’s check payable to the order of the Company, in the amount of $______].2   Any such stock certificate or certificates are endorsed, or accompanied by an appropriate stock power, to the order of the Company, with my signature guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange.  I hereby acknowledge that I am purchasing these shares for investment purposes only and not for resale in violation of any federal or state securities laws.

                                          Very truly yours,

                                          ______________________________

                                          [Address]

(For notices, reports, dividend checks and other communications to stockholders.)